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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2003

Huntsman International Holdings LLC
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	333-88057 (Commission File Number)	87-0630359 (IRS Employer Identification No.)
500 Huntsman Way, Salt Lake City, Utah 84108 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (801) 584-5700

Not applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure (Information furnished in this Item 9 is furnished pursuant to Item 12).

        On April 28, 2003, Huntsman International Holdings LLC together with certain affiliated companies issued a press release announcing their results for the three months ended March 31, 2003. The press release is furnished herewith as Exhibit 99.1.

        Huntsman International Holdings LLC will hold a conference call on Wednesday, April 30 at 10:00 a.m. EDT.

Call-in number for U.S. participants:	(800) 288-8975
Call in number for international participants:	(612) 332-0932

        The conference call will be replayed beginning Wednesday, April 30 at 5:00 PM EDT and ending Thursday, May 8 at 2:00 AM EDT.

Call-in numbers for the replay:	Within the U.S.:	(800) 475-6701
	International:	(320) 365-3844
Access code for replay:		683327

        The information contained in this Current Report is intended to be furnished under Item 12, "Results of Operations and Financial Condition" and is being furnished under Item 9, "Regulation FD Disclosure" pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information provided hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN INTERNATIONAL HOLDINGS LLC
/s/ J. KIMO ESPLIN J. KIMO ESPLIN Executive Vice President and Chief Financial Officer

Dated: April 28, 2003

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated April 28, 2003.

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  Item 9. Regulation FD Disclosure (Information furnished in this Item 9 is furnished pursuant to Item 12).
SIGNATURES
INDEX TO EXHIBITS